Exhibit 99.3

BUSINESS LOAN AGREEMENT

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$7,000,000.00	12-27-2013	01-15-2020	7657418442		988007096	K0096

References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.

Any item above containing “***" has been omitted due to text length limitations.

Borrower:	Rocky Mountain Chocolate Factory, Inc.	Lender:	Wells Fargo Bank, National Association
	265 Turner Drive		Durango Main
	Durango.CO 81303		200 West College Drive
Durango, CO 81301

THIS BUSINESS LOAN AGREEMENT dated December 27, 2013, is made and executed between ROCKY MOUNTAIN CHOCOLATE FACTORY, INC. ("Borrower") and Wells Fargo Bank, National Association ("Lender") on the following terms and conditions. Borrower has received prior commercial loans from Lender or has applied to Lender for a commercial loan or loans or other financial accommodations, including those which may be described on any exhibit or schedule attached to this Agreement. Borrower understands and agrees that: (A) in granting, renewing, or extending any Loan, Lender is relying upon Borrower's representations, warranties, and agreements as set forth in this Agreement; (B) the granting, renewing, or extending of any Loan by Lender at all times shall be subject to Lender's sole judgment and discretion; and (C) all such Loans shall be and remain subject to the terms and conditions of this Agreement.

TERM. This Agreement shall be effective as of December 27, 2013, and shall continue in full force and effect until such time as all of Borrower's Loans in favor of Lender have been paid in full, including principal, interest, costs, expenses, attorneys' fees, and other fees and charges, or until such time as the parties may agree in writing to terminate this Agreement.

CONDITIONS PRECEDENT TO EACH ADVANCE. Lender's obligation to make the initial Advance and each subsequent Advance under this Agreement shall be subject to the fulfillment to Lender's satisfaction of all of the conditions set forth in this Agreement and in the Related Documents.

Loan Documents. Borrower shall provide to Lender the following documents for the Loan: (1) the Note; (2) Security Agreements granting to Lender security interests in the Collateral; (3) financing statements and all other documents perfecting Lender's Security Interests; (4) evidence of insurance as required below; (5) together with all such Related Documents as Lender may require for the Loan; all in form and substance satisfactory to Lender and Lender's counsel.

Borrower's Authorization. Borrower shall have provided in form and substance satisfactory to Lender properly certified resolutions, duly authorizing the execution and delivery of this Agreement, the Note and the Related Documents. In addition, Borrower shall have provided such other resolutions, authorizations, documents and instruments as Lender or its counsel, may require.

Payment of Fees and Expenses. Borrower shall have paid to Lender all fees, charges, and other expenses which are then due and payable as specified in this Agreement or any Related Document.

Representations and Warranties. The representations and warranties set forth in this Agreement, in the Related Documents, and in any document or certificate delivered to Lender under this Agreement are true and correct.

No Event of Default. There shall not exist at the time of any Advance a condition which would constitute an Event of Default under this Agreement or under any Related Document.

REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to Lender, as of the date of this Agreement, as of the date of each disbursement of loan proceeds, as of the date of any renewal, extension or modification of any Loan, and at all times any Indebtedness exists:

Organization. Borrower is a corporation for profit which is, and at all times it shall be, duly organized, validly existing, and in good standing under and by virtue of the laws of the State of Colorado. Borrower is duly authorized to transact business in all other states in which Borrower is doing business, having obtained all necessary filings, governmental licenses and approvals for each state in which Borrower is doing business. Borrower maintains an office at 265 Turner Drive, Durango, CO 81303. Unless Borrower has designated otherwise in writing, the principal office is the office at which Borrower keeps its book and records including its records concerning the Collateral. Borrower will notify Lender prior to any change in the location of Borrower's state of organization or any change in Borrower's name.

Assumed Business Names. Borrower has filed or recorded all documents or filings required by law relating to all assumed business names used by Borrower. Excluding the name of Borrower, the following is a complete list of all assumed business names under which Borrower does business: None.

Authorization. Borrower's execution, delivery, and performance of this Agreement and all the Related Documents have been duly authorized by all necessary action by Borrower and do not conflict with, result in a violation of, or constitute a default under (1) any provision of (a) Borrower's articles of incorporation or organization, or bylaws, or (b) any agreement or other instrument binding upon Borrower or (2) any law, governmental regulation, court decree, or order applicable to Borrower or to Borrower's properties.

Properties. Except as contemplated by this Agreement or as previously disclosed in Borrower's financial statements or in writing to Lender and as accepted by Lender, and except for property tax liens for taxes not presently due and payable, Borrower owns and has good title to all of Borrower's properties free and clear of all liens and security interests, and has not executed any security documents or financing statements relating to such properties. All of Borrower's properties are titled in Borrower's legal name, and Borrower has not used or filed a financing statement under any other name for at least the last five (5) years

AFFIRMATIVE COVENANTS. Borrower covenants and agrees with Lender that, so long as this Agreement remains in effect, Borrower will:

Notices of Claims and Litigation. Promptly inform Lender in writing of (1) all material adverse changes in Borrower's financial condition, and (2) all existing and all threatened litigation, claims, investigations, administrative proceedings or similar actions affecting Borrower or any Guarantor which could materially affect the financial condition of Borrower or the financial condition of any Guarantor.

Financial Records. Maintain its books and records in accordance with accounting principles acceptable to Lender, applied on a consistent basis, and permit Lender to examine and audit Borrower's books and records at all reasonable times.

Financial Statements. Furnish Lender with such financial statements and other related information at such frequencies and in such detail as Lender may reasonably request.

Loan Proceeds. Use all Loan proceeds solely for Borrowers business operations, unless specifically consented to the contrary by Lender in writing.

Taxes, Charges and Liens. Pay and discharge when due all of its indebtedness and obligations, including without limitation all assessments, taxes, governmental charges, levies and liens, of every kind and nature, imposed upon Borrower or its properties, income, or profits, prior to the date on which penalties would attach, and all lawful claims that, if unpaid, might become a lien or charge upon any of Borrower's properties, income, or profits. Provided however, Borrower will not be required to pay and discharge any such assessment, tax, charge, levy, lien or claim so long as (1) the legality of the same shall be contested in good faith by appropriate proceedings, and (2) Borrower shall have established on Borrower's books adequate reserves with respect to such contested assessment, tax, charge, levy, lien, or claim in accordance with GAAP.

Performance. Perform and comply, in a timely manner, with all terms, conditions, and provisions set forth in this Agreement, in the Related Documents, and in all other instruments and agreements between Borrower and Lender. Borrower shall notify Lender immediately in writing of any default in connection with any agreement.

Operations. Maintain executive and management personnel with substantially the same qualifications and experience as the present executive and management personnel; provide written notice to Lender of any change in executive and management personnel; conduct its business affairs in a reasonable and prudent manner.

Compliance with Governmental Requirements. Comply with all laws, ordinances, and regulations, now or hereafter in effect, of all governmental authorities applicable to the conduct of Borrower's properties, businesses and operations, and to the use or occupancy of the Collateral, including without limitation, the Americans With Disabilities Act. Borrower may contest in good faith any such law, ordinance, or regulation and withhold compliance during any proceeding, including appropriate appeals, so long as Borrower has notified Lender in writing prior to doing so and so long as, in Lender's sole opinion, Lender's interests in the Collateral are not jeopardized. Lender may require Borrower to post adequate security or a surety bond, reasonably satisfactory to Lender, to protect Lender's interest.

Inspection. Permit employees or agents of Lender at any reasonable time to inspect any and all Collateral for the Loan or Loans and Borrower's other properties and to examine or audit Borrower's books, accounts, and records and to make copies and memoranda of Borrower's books, accounts, and records. If Borrower now or at any time hereafter maintains any records (including without limitation computer generated records and computer software programs for the generation of such records) in the possession of a third party, Borrower, upon request of Lender, shall notify such party to permit Lender free access to such records at all reasonable times and to provide Lender with copies of any records it may request, all at Borrower's expense.

LENDER'S EXPENDITURES. If any action or proceeding is commenced that would materially affect Lender's interest in the Collateral or if Borrower fails to comply with any provision of this Agreement or any Related Documents, including but not limited to Borrower's failure to discharge or pay when due any amounts Borrower is required to discharge or pay under this Agreement or any Related Documents, Lender on Borrower's behalf may (but shall not be obligated to) take any action that Lender deems appropriate on any Collateral and paying all costs for insuring, maintaining and preserving any Collateral. All such expenditures incurred or paid by Lender for such purposes will then bear interest at the rate charged under the Note from the date incurred or paid by Lender to the date of repayment by Borrower. All such expenses will become a part of the Indebtedness and, at Lender's option, will (A) be payable on demand; (B) be added to the balance of the Note and be apportioned among and be payable with any installment payments to become due during either (1) the term of any applicable insurance policy; or (2) the remaining term of the Note; or (C) be treated as a balloon payment which will be due and payable at the Note's maturity.

CESSATION OF ADVANCES. If Lender has made any commitment to make any Loan to Borrower, whether under this Agreement or under any other agreement, Lender shall have no obligation to make Loan advances or to disburse Loan proceeds if: (A) Borrower or any guarantor is in default under the terms of this Agreement or any other agreement that Borrower or any guarantor has with Lender; (B) Borrower or any guarantor dies, becomes incompetent or becomes insolvent, files a petition in bankruptcy or, similar proceedings, or is adjudged a bankrupt; (C) there occurs a material adverse change in Borrower's financial condition, in the financial condition of any guarantor, or in the value of any collateral securing any Loan; or (D) any guarantor seeks, claims or otherwise attempts to limit, modify or revoke such guarantor's guaranty of the Loan or any other loan with Lender; or (E) Lender in good faith deems itself insecure, even though no Event of Default shall have occurred.

RIGHT OF SETOFF. To the extent permitted by applicable law, Lender reserves a right of setoff in all Borrower's accounts with Lender (whether checking, savings, or some other account). This includes all accounts Borrower holds jointly with someone else and all accounts Borrower may open in the future. However, this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the Indebtedness against any and all such accounts, and, at Lender's option, to administratively freeze all such accounts to allow Lender to protect Lender's charge and setoff rights provided in this paragraph.

DEFAULT. Each of the following shall constitute an Event of Default under this Agreement:

Payment Default. Borrower fails to make any payment when due under the Loan.

Other Default. Borrower fails to comply with any other term, obligation, covenant or condition contained in this Agreement or in any of the Related Documents.

Default in Favor of Third Parties. Borrower defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's ability to repay the Loans or perform Borrower's obligations under this Agreement or any related document.

False Statements. Any representation or statement made by Borrower to Lender is false in any material respect.

Insolvency. The dissolution or termination of Borrower's existence as a going business, the insolvency of Borrower, the appointment of a receiver for any part of Borrower's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower or by any governmental agency against any collateral securing the Loan.

Events Affecting Guarantor. Any of the preceding events occurs with respect to any Guarantor of any of the Indebtedness or any Guarantor dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any Guaranty of the Indebtedness.

Change in Ownership. Any change in ownership of twenty-five percent (25%) or more of the common stock of Borrower.

Insecurity. Lender in good faith believes itself insecure.

EFFECT OF AN EVENT OF DEFAULT. If any Event of Default shall occur, except where otherwise provided in this Agreement or the Related Documents, all commitments and obligations of Lender under this Agreement immediately will terminate (including any obligation to make further Loan Advances or disbursements), and, at Lender's option, all Indebtedness immediately will become due and payable, all without notice of any kind to Borrower, except that in the case of an Event of Default of the type described in the “Insolvency" subsection above, such acceleration shall be automatic and not optional. In addition, Lender shall have all the rights and remedies provided in the Related Documents or available at law, in equity, or otherwise. Except as may be prohibited by applicable law, all of Lender's rights and remedies shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Borrower or of any Grantor shall not affect Lender's right to declare a default and to exercise its rights and remedies.

FACSIMILE AND COUNTERPART. This document may be signed in any number of separate copies, each of which shall be effective as an original, but all of which taken together shall constitute a single document. An electronic transmission or other facsimile of this document or any related document shall be deemed an original and shall be admissible as evidence of the document and the signer's execution.

SECURITY INTEREST AND RIGHT OF SETOFF. In addition to all liens upon and rights of setoff arising by law, Borrower pledges and grants to Lender as security for Borrower's indebtedness and obligations under the Note (excluding any consumer obligations subject to the Federal Truth In Lending Act) a security interest and lien upon all monies, securities, securities accounts, brokerage accounts, deposit accounts and other property of Borrower now or hereafter in the possession of or on deposit with Lender or any Wells Fargo affiliate, whether held in a general or special account or for safekeeping or otherwise, excluding however all IRA and Keogh accounts. No security interest, lien or right of setoff will be deemed to have been waived by any act or conduct on the part of Lender, or by any neglect to exercise such right, or by any delay in so doing, and every right of setoff, lien and security interest will continue in full force and effect until specifically waived or released by Lender in writing.

INSURANCE. Borrower shall assure that insurance is maintained pursuant to any insurance requirements set forth in the Agreement to Provide Insurance and any Related Documents or other related agreements, if applicable.

ADDITIONAL EVENTS OF DEFAULT. In addition to the Events of Default described herein, the following shall be an Event of Default if applicable: (i) Borrower, any Guarantor or any grantor of collateral fails to comply with any terms or conditions of any agreement with Lender or any Wells Fargo Affiliate; (ii) Borrower or any Guarantor revokes or disputes the validity of any of its liabilities or obligations under any Note, related agreement, or any other agreement with Lender or any Wells Fargo Affiliate; (iii) any change in ownership of an aggregate of twenty-five percent (25%) or more of the common stock, members' equity or other ownership interest in Borrower or any general partner of Borrower or any Guarantor, (iv) the withdrawal, resignation or expulsion of any one or more of the general partners in Borrower or any Guarantor with an aggregate ownership interest in Borrower or such Guarantor of twenty-five percent (25%) or more; or (v) Borrower or any Guarantor or any chairman, CEO, CFO, president, manager or general partner of Borrower or any Guarantor, nor any officer, member, or shareholder with an ownership interest of 25% or more of Borrower or any Guarantor, has been or is convicted of a felony. For purposes of this provision Wells Fargo Affiliate shall mean Wells Fargo & Company and any present or future subsidiary of Wells Fargo & Company.

EXECUTION OF DOCUMENTS, CONSULTATION WITH COUNSEL. Each party hereto acknowledges and agrees that he/she/it has had an opportunity to review and consider the terms and provisions of this agreement and each related loan document, to consult with counsel of his/her/its choice, if desired, and to suggest changes to the structure and terms of the agreements. Each party hereto warrants and agrees that his/her/its execution of this agreement and any related loan documents is made voluntarily and with full knowledge of the significance and effect of such agreements.

ARBITRATION AGREEMENT. Arbitration - Binding Arbitration. Lender and each party to this agreement hereby agree, upon demand by any party, to submit any Dispute to binding arbitration in accordance with the terms of this Arbitration Program. Arbitration may be demanded before the institution of a judicial proceeding, or during a judicial proceeding, but not more than 60 days after service of a complaint, third party complaint, cross-claim, or any answer thereto, or any amendment to any of such pleadings. A "Dispute" shall include any dispute, claim or controversy of any kind, whether in contract or in tort, legal or equitable, now existing or hereafter arising, relating in any way to any aspect of this agreement, or any related note, instrument or agreement incorporating this Arbitration Program (the "Documents"), or any renewal, extension, modification or refinancing of any indebtedness or obligation relating thereto, including without limitation, their negotiation, execution, collateralization, administration, repayment, modification, extension, substitution, formation, inducement, enforcement, default or termination, or any request for additional credit. This provision is a material inducement for the parties entering into the transactions relating to this Agreement. In the event of a court ordered arbitration, the party requesting arbitration shall be responsible for timely filing the demand for arbitration and paying the appropriate filing fee within 30 days of the abatement order or the time specified by the court; the party's failure to do so shall result in that party's right to demand arbitration being automatically terminated With respect to such Dispute. DISPUTES SUBMITTED TO ARBITRATION ARE NOT RESOLVED IN COURT BY A JUDGE OR JURY. TO THE EXTENT ALLOWED BY APPLICABLE LAW, THE PARTIES IRREVOCABLY AND VOLUNTARILY WAIVE ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY DISPUTE ARBITRATED PURSUANT TO THIS ARBITRATION PROGRAM.

A.     Governing Rules, Any arbitration proceeding will (i) be governed by the Federal Arbitration Act (Title 9 of the United States Code), notwithstanding any conflicting choice of law provision in any of the documents between the parties; and (ii) be conducted by the American Arbitration Association ("AAA"), or such other administrator as the parties shall mutually agree upon, in accordance with the AAA's commercial dispute resolution procedures, unless the claim or counterclaim is at least $1,000,000.00 exclusive of claimed interest, arbitration fees and costs, in which case the arbitration shall be conducted in accordance with the AAA's optional procedures for large, complex commercial disputes (the commercial dispute resolution procedures or the optional procedures for large, complex commercial disputes are referred to herein, as applicable, as the "Rules"). If there is any inconsistency between the terms hereof and the Rules, the terms and procedures set forth herein shall control. Arbitration proceedings hereunder shall be conducted at a location mutually agreeable to the parties, or if they cannot agree, then at a location selected by the AAA in the state of the applicable substantive law primarily governing the Note. Any party who fails or refuses to submit to arbitration following a demand by any other party shall bear all costs and expenses incurred by such other party in compelling arbitration of any Dispute. The arbitrator shall award all costs and expenses of the arbitration proceeding.

B.     No Waiver of Provisional Remedies. Self-Help and Foreclosure, The arbitration requirement does not limit the right of any party to (i) foreclose against real or personal property collateral; (ii) exercise self-help remedies relating to collateral or proceeds of collateral such as setoff or repossession; or (iii) obtain provisional or ancillary remedies such as replevin, injunctive relief, attachment or the appointment of a receiver, before during or after the pendency of any arbitration proceeding. This exclusion does not constitute a waiver of the right or obligation of any party to submit any Dispute to arbitration or reference hereunder, including those arising from the exercise of the actions detailed in sections (i), (ii) and (iii) of this paragraph.

C.     Arbitrator Qualifications and Powers Any arbitration proceeding in which the amount in controversy is $5,000,000.00 or less will be decided by a single arbitrator selected according to the Rules, and who shall not render an award of greater than $5,000,000.00. Any Dispute in which the amount in controversy exceeds $5,000,000.00 shall be decided by majority vote of a panel of three arbitrators; provided however, that all three arbitrators must actively participate in all hearings and deliberations. Every arbitrator shall be a neutral practicing attorney or a retired member of the state or federal judiciary, in either case with a minimum of ten years experience in the substantive law applicable to the subject matter of the Dispute. The arbitrator will determine whether or not an issue is arbitratable and will give effect to the statutes of limitation in determining any claim. In any arbitration proceeding the arbitrator will decide (by documents only or with a hearing at the arbitrator's discretion) any pre-hearing motions which are similar to motions to dismiss for failure to state a claim or motions for summary adjudication. The arbitrator shall resolve all Disputes in accordance with the applicable substantive law and may grant any remedy or relief that a court of such state could order or grant within the scope hereof and such ancillary relief as is necessary to make effective any award. The arbitrator shall also have the power to award recovery of all costs and fees, to impose sanctions and to take such other action as the arbitrator deems necessary to the same extent a judge could pursuant to the Federal Rules of Civil Procedure, the applicable state rules of civil procedure, or other applicable law. Judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction. The institution and maintenance of an action for judicial relief or pursuit of a provisional or ancillary remedy shall not constitute a waiver of the right of any party, including the plaintiff, to submit the controversy or claim to arbitration if any other party contests such action for judicial relief.

D.     Discovery. In any arbitration proceeding discovery will be permitted in accordance with the Rules. All discovery shall be expressly limited to matters directly relevant to the Dispute being arbitrated and must be completed no later than 20 days before the hearing date. Any requests for an extension of the discovery periods, or any discovery disputes, will be subject to final determination by the arbitrator upon a showing that the request for discovery is essential for the party's presentation and that no alternative means for obtaining information is available.

E.     Class Proceedings and Consolidations. No party hereto shall be entitled to join or consolidate disputes by or against others in any arbitration, except parties to this agreement, or any contract, instrument or document relating to this agreement, or to include in any arbitration any dispute as a representative or member of a class, or to act in any arbitration in the interest of the general public or in a private attorney general capacity.

F.     Small Claims Court. Any party may require that a Dispute be resolved in Small Claims Court if the Dispute and related claims are fully within that court's jurisdiction.

G.     Real Property Collateral. Notwithstanding anything herein to the contrary, no Dispute shall be submitted to arbitration if the Dispute concerns indebtedness secured directly or indirectly, in whole or in part, by any real property and the Dispute is governed by the laws of California, Connecticut, Idaho, Kansas, Montana, Nevada, South Dakota, Virginia or Utah, unless any conditions for arbitration that may be set forth in the mortgage or deed of trust are satisfied; if any such Disputes are not referred to arbitration, then any provision in such mortgage or deed of trust providing for referral of Disputes to a referee or master under the laws of California, Connecticut, Idaho, Kansas, Montana, Nevada, South Dakota, Virginia or Utah shall be applicable to such Disputes.

H.     State Specific Provisions,

If Delaware. Pennsylvania or Virginia law governs the Dispute, the following provision is applicable if there is a Confession of Judgment in the Note, any Guaranty, or Related Documents:

Confession of Judgment. Notwithstanding anything herein to the contrary, the arbitration requirement does not limit or preclude the right of Lender to confess judgment pursuant to a warrant of attorney provision set forth in the Note, any Guaranty, or Related Documents. No party shall have the right to demand binding arbitration of any claim, dispute or controversy seeking to (i) strike-off or open a judgment obtained by confession pursuant to a warrant of attorney contained in the Note, any Guaranty, or Related Documents, or (ii) challenge the waiver of a right to prior notice and a hearing before judgment is entered, or after judgment is entered, but before execution upon the judgment. Any claims, disputes or controversies challenging the confession of judgment shall be commenced and prosecuted in accordance with the procedures set forth, and in the forum specified by the applicable state rules of civil procedure or other applicable law.

If Maryland law governs the Dispute, the following provision is applicable if there is a Confession of Judgment in the Note, any Guaranty, or Related Documents:

Confession of Judgment. Notwithstanding anything herein to the contrary, the arbitration requirement does not limit or preclude the right of Lender to confess judgment, and no party shall have the right to demand binding arbitration of any claim, dispute or controversy seeking to open a judgment obtained by confession. Nothing herein, including the arbitration requirement, shall limit the right of any party to foreclose judicially or non-judicially against any real or personal property collateral, or exercise judicial or non-judicial power of sale rights. No provision regarding submission to a jurisdiction and/or venue in any court or the waiver of any right to trial by jury is intended or shall be construed to be in derogation of the provisions for arbitration of any dispute. Any claim or counterclaim or defense raised in connection with Lender's exercise of any rights set forth in the Note, any Guaranty, or Related Documents shall be subject to the arbitration requirement.

If South Carolina law governs the Dispute, the following provision is included:

WAIVER OF JURY TRIAL. NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, WITHOUT INTENDING IN ANY WAY TO LIMIT THE PARTIES' AGREEMENT TO ARBITRATE ANY DISPUTE AS SET FORTH IN THIS MORTGAGE, TO THE EXTENT ANY DISPUTE IS NOT SUBMITTED TO ARBITRATION OR IS DEEMED BY THE ARBITRATOR OR BY ANY COURT WITH JURISDICTION TO BE NOT ARBITRABLE OR NOT REQUIRED TO BE ARBITRATED, MORTGAGOR AND MORTGAGEE WAIVE TRIAL BY JURY IN RESPECT OF ANY SUCH DISPUTE AND ANY ACTION ON SUCH DISPUTE. THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY MADE BY MORTGAGOR AND MORTGAGEE, AND MORTGAGOR AND MORTGAGEE HEREBY REPRESENT THAT NO REPRESENTATIONS OF FACT OR OPINION HAVE BEEN MADE BY ANY PERSON OR ENTITY TO INDUCE THIS WAIVER OF TRIAL BY JURY OR TO IN ANY WAY MODIFY OR NULLIFY ITS EFFECT. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES ENTERING INTO THE LOAN DOCUMENTS. MORTGAGOR AND MORTGAGEE ARE EACH HEREBY AUTHORIZED TO FILE A COPY OF THIS SECTION IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER OF JURY TRIAL. MORTGAGOR FURTHER REPRESENTS AND WARRANTS THAT IT HAS BEEN REPRESENTED IN THE SIGNING OF THIS MORTGAGE AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, OR HAS HAD THE OPPORTUNITY TO BE REPRESENTED BY INDEPENDENT LEGAL COUNSEL SELECTED OF ITS OWN FREE WILL, AND THAT IT HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL.

I.      Miscellaneous, To the maximum extent practicable, the AAA, the arbitrators and the parties shall take all action required to conclude any arbitration proceeding within 180 days of the filing of the Dispute with the AAA. No arbitrator or other party to an arbitration proceeding may disclose the existence, content or results thereof, except for disclosures of information by a party required in the ordinary course of its business or by applicable law or regulation. If more than one agreement for arbitration by or between the parties potentially applies to a Dispute, the arbitration provision most directly related to the documents between the parties or the Subject matter of the Dispute shall control. This arbitration provision shall survive the repayment of the Note and the termination, amendment or expiration of any of the Documents or any relationship between the parties.

LOAN AGREEMENT PROVISION (MASTER LOAN AGREEMENT). The following covenants apply to the loan evidenced by the Note and to all other loans or other credit accommodations from Lender to Borrower now existing or subsequently arising under any future confirmation letter, agreement or promissory note, excluding any loans or financial accommodations which are not serviced by the Wells Fargo Business Banking Group, or its successors ("Excluded Loans"). These covenants supersede and replace any prior financial reporting and condition covenants and shall survive the payoff of the Note, but shall not affect any Excluded Loans or covenants which by their nature relate only to a specific credit transaction. Further, with respect to any prior agreements between Lender and Borrower which were not executed in connection with any Excluded Loans, if any term or provision of any such prior agreement conflicts with any term or provision of this Agreement, then to the extent of such conflict, the terms and provisions of this Agreement will control.

COVENANTS FOR. ROCKY MOUNTAIN CHOCOLATE FACTORY, INC.

FINANCIAL CONDITION - GAAP COVENANT. Borrower shall maintain its financial condition as follows using generally accepted accounting principles consistently applied and used consistently with prior practices (except to the extent modified by the definitions herein):

Definitions:

"Cash Flow" means the sum of net income after taxes, plus depreciation expense, amortization expense and interest expense, less the sum of dividends and distributions.

"Current Liabilities" means the aggregate amount of Borrower's items properly shown as current liabilities on its balance sheet less any portion of such current liabilities that constitute Subordinated Debt.

"EBITDA" means net income before tax plus interest expense (net of capitalized interest expense), depreciation expense and amortization expense.

"Net Worth" means total owner's equity plus Subordinated Debt.

"Subordinated Debt" means debt that is expressly subordinated to Lender in a writing acceptable to Lender.

"Tangible Net Worth" means Net Worth less any intangible assets.

"Total Liabilities" means the aggregate amount of Borrower's items properly shown as liabilities on its balance sheet less Subordinated Debt.

Current Ratio as of the end of each quarter not less than 1.2500 to 1.0, with "Current Ratio" defined as current assets divided by Current Liabilities.

Working Capital as of the end of each quarter not less than $4,000,000.00, with "Working Capital" defined as current assets minus Current Liabilities.

Net Worth as of the end of each quarter not less than $15,000,000.00.

Total Liabilities divided by Net Worth as of the end of each quarter not greater than 1.5000 to 1.0.

INTERIM FINANCIAL STATEMENTS (BORROWER). Borrower shall provide to Lender interim financial statements not later than 90 days after and as of the end of each quarter, prepared by Borrower to include (but not limited to), a balance sheet as of the end of each such period, an income statement, a statement of changes to owner's equity, from the beginning of the then fiscal year to the end of such period, and a schedule of debt. If Borrower has subsidiaries, interim financial statements shall be provided on a consolidated and consolidating basis. Such financial statements shall be in form and detail satisfactory to Lender, and signed and dated by Borrower, and by any other party preparing such financial statements or otherwise authenticated to Lender's satisfaction.

Borrower shall provide to Lender interim financial statements not later than 60 days after and as of the end of each month, prepared by Borrower to include (but not limited to), a balance sheet as of the end of each such period, an income statement, a statement of changes to owner's equity, from the beginning of the then fiscal year to the end of such period, and a schedule of debt. If Borrower has subsidiaries, interim financial statements shall be provided on a consolidated and consolidating basis. Such financial statements shall be in form and detail satisfactory to Lender, and signed and dated by Borrower, and by any other party preparing such financial statements or otherwise authenticated to Lender's satisfaction.

COMPLIANCE CERTIFICATES. Contemporaneously with each annual and quarterly financial statement of Borrower required hereby, Borrower shall submit to Lender a certificate of the president, chief financial officer or other officer or representative of Borrower satisfactory to Lender, that the financial statements are accurate and that there exists no Event of Default nor any condition, act or event which with the giving of notice or the passage of time or both would constitute an Event of Default.

NEGATIVE COVENANTS . Borrower further covenants that so long as Lender remains committed to extend credit to Borrower pursuant hereto, or any liabilities (whether direct or contingent, liquidated or un-liquidated) of Borrower to Lender under any of the loan documents remain outstanding, and until payment in full of all obligations of Borrower subject hereto, Borrower will not without Lender's prior written consent:

DIVIDENDS, DISTRIBUTIONS (CORPORATION). Declare or pay any dividends or distributions, or redeem, retire, repurchase or otherwise acquire any shares of any class of Borrower's stock now or hereafter outstanding, except that Borrower may do the following: (1) Borrower may declare and pay dividends and distributions to its shareholders in a total amount not to exceed $4,000,000.00 in the aggregate in any fiscal year, either in cash, stock or any other property, and in addition, (2) if Borrower is an S corporation, Borrower may declare and pay cash dividends or distributions to its shareholders in any fiscal year in a total amount not to exceed the minimum amount required for each such shareholder to cover the federal and state income tax liability of such shareholder for the immediately preceding fiscal year arising as a direct result of Borrower's reported income for said fiscal year, and shall provide to Lender, upon request, any documentation required by Lender to substantiate the appropriateness of amounts paid or to be paid.

NO PLEDGE OF ALL BORROWER'S ASSETS. Mortgage, pledge, grant or permit to exist a security interest in, or lien upon, all or any portion of Borrower's assets now owned or hereafter acquired, except any of the foregoing in favor of Lender or which is existing as of, and disclosed to Lender in writing prior to, the date of this Agreement.

OTHER. Quarterly 10Q Report: Borrower shall provide to Lender a 10Q Report, not later than 90 days after and as of the end of each quarter, to include but not limited to a balance sheet as of the end of each such period, and an income statement and a statement of changes to owner's equity, from the beginning of the then fiscal year to the end of such period.

EBITDA COVERAGE RATIO. Borrower shall maintain a financial condition as follows using generally accepted accounting principles consistently applied and used consistently with prior practices (except to the extent modified, by the definitions herein): EBITDA Coverage Ratio as of the end of each fiscal quarter, calculated on a rolling four-quarter basis, of not less then 1.25 to 1.0. For the purpose of this provision, "EBITDA Coverage Ratio" means EBITDA divided by the aggregate of the total interest expense plus the prior period current maturities of long-term debt and the prior period current maturities of Subordinated Debt; and "EBITDA" means net income before tax plus the sum of interest expense (net of capitalized interest expense), depreciation expense, amortization expense, and non-cash or non-recurring expenses (as allowed by Lender), less the sum of non-cash or non-recurring income (as allowed by Lender), dividends, and distributions.

Annual Fiscal Business Plan/Projections: Borrower shall provide to Lender and/or cause to be provided to Lender the Annual Fiscal Business Plan/Projections for Rocky Mountain Chocolate Factory, Inc. not later than 150 days after and as of the end of each fiscal year end, prepared by the Borrower, to include but not limited to a balance sheet as of the end of each such period, and an income statement and a statement of change to owner's equity, from the beginning of the then fiscal year to the end of such period. Such Annual Fiscal Business Plan/Projections should be provided on a consolidated and consolidating basis. Such plan and projections shall be in form and detail satisfactory to Lender, and signed and dated by Borrower, and by any other party preparing such financial statements or otherwise authenticated to Lender's satisfaction.

Annual 10K Report: Borrower shall provide to Lender and/or cause to be provided to Lender the 10K Report for Rocky Mountain Chocolate Factory, Inc. not later than 150 days after and as of the end of each fiscal year end, to include but not limited to a balance sheet as of the end of each such period, and an income statement and a statement of change to owner's equity, from the beginning of the then fiscal year to the end of such period. If Borrower has subsidiaries, all financial statements shall be provided on a consolidated and consolidating basis. Such financial statements shall be in form and detail satisfactory to Lender.

DEFINITIONS. The following capitalized words and terms shall have the following meanings when used in this Agreement. Unless specifically stated to the contrary, all references to dollar amounts shall mean amounts in lawful money of the United States of America. Words and terms used in the singular shall include the plural, and the plural shall include the singular, as the context may require. Words and terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code. Accounting words and terms not otherwise defined in this Agreement shall have the meanings assigned to them in accordance with generally accepted accounting principles as in effect on the date of this Agreement:

Advance. The word "Advance" means a disbursement of Loan funds made, or to be made, to Borrower or on Borrower's behalf on a line of credit or multiple advance basis under the terms and conditions of this Agreement.

Agreement. The word "Agreement" means this Business Loan Agreement, as this Business Loan Agreement may be amended or modified from time to time, together with all exhibits and schedules attached to this Business Loan Agreement from time to time.

Borrower. The word "Borrower" means ROCKY MOUNTAIN CHOCOLATE FACTORY, INC. and includes all co-signers and co-makers signing the Note and all their successors and assigns.

Collateral. The word "Collateral" means all property and assets granted as collateral security for a Loan, whether real or personal property, whether granted directly or indirectly, whether granted now or in the future, and whether granted in the form of a security interest, mortgage, collateral mortgage, deed of trust, assignment, pledge, crop pledge, chattel mortgage, collateral chattel mortgage, chattel trust, factor's lien, equipment trust, conditional sale, trust receipt, lien, charge, lien or title retention contract, lease or consignment intended as a security device, or any other security or lien interest whatsoever, whether created by law, contract, or otherwise.

Event of Default. The words "Event of Default" mean any of the events of default set forth in this Agreement in the default section of this Agreement.

GAAP. The word "GAAP" means generally accepted accounting principles.

Grantor. The word "Grantor" means each and all of the persons or entities granting a Security Interest in any Collateral for the Loan, including without limitation all Borrowers granting such a Security Interest.

Guarantor. The word "Guarantor" means any guarantor, surety, or accommodation party of any or all of the Loan.

Guaranty. The word "Guaranty" means the guaranty from Guarantor to Lender, including without limitation a guaranty of all or part of the Note.

Indebtedness. The word "Indebtedness" means the indebtedness evidenced by the Note or Related Documents, including all principal and interest together with all other indebtedness and costs and expenses for which Borrower is responsible under this Agreement or under any of the Related Documents.

Lender. The word "Lender" means Wells Fargo Bank, National Association, its successors and assigns.

Loan. The word "Loan" means any and all loans and financial accommodations from Lender to Borrower whether now or hereafter existing, and however evidenced, including without limitation those loans and financial accommodations described herein or described on any exhibit or schedule attached to this Agreement from time to time.

Note. The word "Note" means the Note dated December 27, 2013 and executed by ROCKY MOUNTAIN CHOCOLATE FACTORY, INC. in the principal amount of $7,000,000.00, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of, and substitutions for the note or credit agreement.

Related Documents. The words "Related Documents" mean all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Loan.

Security Agreement. The words "Security Agreement" mean and include without limitation any agreements, promises, covenants, arrangements, understandings or other agreements, whether created by law, contract, or otherwise, evidencing, governing, representing, or creating a Security Interest.

Security Interest. The words "Security Interest" mean, without limitation, any and all types of collateral security, present and future, whether in the form of a lien, charge, encumbrance, mortgage, deed of trust, security deed, assignment, pledge, crop pledge, chattel mortgage, collateral chattel mortgage, chattel trust, factor's lien, equipment trust, conditional sale, trust receipt, lien or title retention contract, lease or consignment intended as a security device, or any other security or lien interest whatsoever whether created by law, contract, or otherwise.

BORROWER ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS BUSINESS LOAN AGREEMENT AND BORROWER AGREES TO ITS TERMS. THIS BUSINESS LOAN AGREEMENT IS DATED DECEMBER 27, 2013.

BORROWER:

ROCKY MOUNTAIN CHOCOLATE FACTORY, INC.

By:	/s/ Bryan Merryman

Bryan Merryman, CFO/COO of Rocky Mountain

Chocolate Factory, Inc.

LENDER:

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ John Francis

Authorized Signer

PROMISSORY NOTE
Loan No: 7657418442	(Continued)	Page 1

PROMISSORY NOTE

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$7,000,000.00	12-27-2013	01-15-2020	7657418442		988007096	K0096

References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.

Any item above containing “***" has been omitted due to text length limitations.

Borrower:	Rocky Mountain Chocolate Factory, Inc.	Lender:	Wells Fargo Bank, National Association
	265 Turner Drive		Durango Main
	Durango.CO 81303		200 West College Drive
Durango, CO 81301

Principal Amount: $7,000,000.00	Date of Note: December 27, 2013

PROMISE TO PAY. ROCKY MOUNTAIN CHOCOLATE FACTORY, INC. ("Borrower") promises to pay to Wells Fargo Bank, National Association ("Lender"), or order, in lawful money of the United States of America, the principal amount of Seven Million & 00/100 Dollars ($7,000,000.00) or so much as may be outstanding, together with interest on the unpaid outstanding principal balance of each advance, calculated as described in the "INTEREST CALCULATION METHOD" paragraph using an interest rate of 3.750%. Interest shall be calculated from the date of each advance until repayment of each advance. The interest rate may change under the terms and conditions of the "INTEREST AFTER DEFAULT" section.

PAYMENT. Borrower will pay this loan in accordance with the following payment schedule:

ADVANCES. Interest shall accrue on the outstanding unpaid principal balance of this Note at a fixed rate equal to 3.75 percent. Advances are available in accordance with the Line of Credit provision set forth below until January 15, 2015 (the "Conversion Date). Advances will no longer be available after the Conversion Date.

PAYMENT SCHEDULE. Accrued interest shall be due and payable monthly on the 15th day of each month (the "Payment Date"), with such payments commencing on February 15, 2014 and continuing to and including the Conversion Date. A payment in the amount of $128,300.58 shall be due and payable on the first Payment Date following the Conversion Date (the "First Principal and Interest Payment Date"). The unpaid balance of the Note (excluding any past due amounts) will then be amortized to determine the payment amount which would fully repay the balance and interest as it accrues in substantially equal monthly installments by December 15, 2019. This payment amount will be due on each Payment Date following the First Principal and Interest Payment Date. The Note shall mature on January 15, 2020, at which time all unpaid principal, accrued interest, and any other unpaid amounts shall be due and payable in full. Unless otherwise agreed, all sums received from Borrower may be applied to interest, fees, principal, or any other amounts due to Lender in any order at Lender's sole discretion. If Lender fails for any reason to timely or properly adjust the payment amount, Borrower shall notify Lender of the oversight, and Lender may reamortize and adjust the payment amount to correct the oversight at any subsequent time as may be necessary. In no event shall Lender's failure to properly adjust the interest rate or payment amount result in a forgiveness of any portion of the indebtedness.

Unless otherwise agreed or required by applicable law, payments will be applied first to any accrued unpaid interest; then to principal; and then to any late charges. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing.

OTHER. Conditions for Advance: In addition to all other terms and conditions set forth in the Note and the Related Documents, Lender's obligation to make the initial advance under the Note shall be subject to the fulfillment to Lender's satisfaction of Borrower assigning to Lender the promissory note from U-Swirl, Inc., on documentation acceptable to Lender.

INTEREST CALCULATION METHOD. Interest on this Note is computed on a 365/360 basis; that is, by applying the ratio of the interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. All interest payable under this Note is computed using this method.

PREPAYMENT. Borrower agrees that all loan fees and other prepaid finance charges are earned fully as of the date of the loan and will not be subject to refund upon early payment (whether voluntary or as a result of default), except as otherwise required by law. Except for the foregoing, Borrower may pay without penalty all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments of accrued unpaid interest. Rather, early payments will reduce the principal balance due. Borrower agrees not to send Lender payments marked "paid in full", "without recourse", or similar language. If Borrower sends such a payment, Lender may accept it without losing any of Lender's rights under this Note, and Borrower will remain obligated to pay any further amount owed to Lender. All written communications concerning disputed amounts, including any check or other payment instrument that indicates that the payment constitutes "payment in full" of the amount owed or that is tendered with other conditions or limitations or as full satisfaction of a disputed amount must be mailed or delivered to: Wells Fargo Bank, National Association, BBG-Winston-Salem Loan Ops Center, MAC #D4004-03D, Attn: Accounting, 401 Linden Street, 3rd Floor Winston Salem, NC 27101-4157.

PROMISSORY NOTE
Loan No: 7657418442	(Continued)	Page 2

LATE CHARGE. If a payment is 15 days or more late, Borrower will be charged 5.000% of the unpaid portion of the regularly scheduled payment or $15.00, whichever is greater.

INTEREST AFTER DEFAULT. Upon default, at Lender's option, and if permitted by applicable law, Lender may add any unpaid accrued interest to principal and such sum will bear interest therefrom until paid at the rate provided in this Note (including any increased rate). Upon default, the interest rate on this Note shall be increased by 4.000 percentage points. However, in no event will the interest rate exceed the maximum interest rate limitations under applicable law.

DEFAULT. Each of the following shall constitute an event of default ("Event of Default") under this Note:

Payment Default. Borrower fails to make any payment when due under this Note.

Other Defaults. Borrower fails to comply with or to perform any other term; obligation, covenant or condition contained in this Note or in any of the related documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower.

Default in Favor of Third Parties. Borrower or any Grantor defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's ability to repay this Note or perform Borrower's obligations under this Note or any of the related documents.

False Statements. Any warranty, representation or statement made or furnished to Lender by Borrower or on Borrower's behalf under this Note or the related documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

Insolvency. The dissolution or termination of Borrower's existence as a going business, the insolvency of Borrower, the appointment of a receiver for any part of Borrower's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower or by any governmental agency against any collateral securing the loan. This includes a garnishment of any of Borrower's accounts, including deposit accounts, with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Borrower as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Borrower gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

Events Affecting Guarantor. Any of the preceding events occurs with respect to any guarantor, endorser, surety, or accommodation party of any of the indebtedness or any guarantor, endorser, surety, or accommodation party dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any guaranty of the indebtedness evidenced by this Note.

Change In Ownership. Any change in ownership of twenty-five percent (25%) or more of the common stock of Borrower.

Adverse Change. A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of this Note is impaired.

Insecurity. Lender in good faith believes itself insecure.

LENDER'S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance under this Note and all accrued unpaid interest immediately due, and then Borrower will pay that amount.

ATTORNEYS' FEES; EXPENSES. Lender may hire or pay someone else to help collect this Note if Borrower does not pay. Borrower will pay Lender the reasonable costs of such collection. This includes, subject to any limits under applicable law, Lender's attorneys' fees and Lender's legal expenses, whether or not there is a lawsuit, including without limitation attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), and appeals. If not prohibited by applicable law, Borrower also will pay any court costs, in addition to all other sums provided by law.

GOVERNING LAW. This Note will be governed by federal law applicable to Lender and, to the extent not preempted by federal law, the laws of the State of Colorado without regard to its conflicts of law provisions. This Note has been accepted by Lender in the State of Colorado.

RIGHT OF SETOFF. To the extent permitted by applicable law, Lender reserves a right of setoff in all Borrower's accounts with Lender (whether checking, savings, or some other account). This includes all accounts Borrower holds jointly with someone else and all accounts Borrower may open in the future. However, this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the indebtedness against any and all such accounts, and, at Lender's option, to administratively freeze all such accounts to allow Lender to protect Lender's charge and setoff rights provided in this paragraph.

LINE OF CREDIT. This Note evidences a straight line of credit. Once the total amount of principal has been advanced, Borrower is not entitled to further loan advances. Advances under this Note may be requested either orally or in writing by Borrower or by an authorized person. Lender may, but need not, require that all oral requests be confirmed in writing. All communications, instructions, or directions by telephone or otherwise to Lender are to be directed to Lender's office shown above. Borrower agrees to be liable for all sums either: (A) advanced in accordance with the instructions of an authorized person or (B) credited to any of Borrower's accounts with Lender. The unpaid principal balance owing on this Note at any time may be evidenced by endorsements on this Note or by Lender's internal records, including daily computer print-outs.

PROMISSORY NOTE
Loan No: 7657418442	(Continued)	Page 3

PAYMENT DUE DATE DEFERRAL. Payment invoices will be sent on a date (the "billing date") which is prior to each payment due date. If this Note is booked near or after the billing date for the first scheduled payment, Lender may, in its sole discretion, defer each scheduled payment date and/or the maturity date by one or more months.

FINANCIAL INFORMATION. All information furnished by Borrower to Lender in connection with the application for credit was true and accurate in every material respect as of the date the information was furnished, and no material facts were omitted so as to make the information incomplete or misleading. There has been no material adverse change to Borrower's financial condition since the date of the most recent submitted statement. Borrower agrees to provide to Lender, upon request, financial statements prepared in a manner and form acceptable to Lender, and copies of such tax returns and other financial information and statements as may be requested by Lender. Financial statements and tax returns submitted to Lender shall be signed and dated by Borrower and any other party preparing such financial statements or tax returns, or otherwise authenticated to Lender's satisfaction. Each financial statement shall give an accurate and complete picture of Borrower's financial condition as of the statement's date, with ownership accurately reflected. Borrower shall also furnish such other information regarding Borrower (and Borrower's general partners or members, if any), Borrower's business operations, the Collateral, and the use of loan proceeds as may be requested by Lender. Borrower warrants that all financial statements end information provided to Lender are and will be accurate, correct and complete. Borrower will permit Lender and Lender's agents and contractors to examine, audit and copy Borrower's books, accounts, records (including electronic records), and computer software programs used to generate the records, including any records in the possession of a third party, at any reasonable time upon request, and will provide to Lender copies of any records Lender requests, all at no cost to Lender.

AUTOMATIC DEBIT OF PAYMENTS. Borrower agrees to maintain Borrower's deposit account with Lender, account number 6498006694 , from which Lender is authorized to debit loan payments, fees and such other sums as may be payable under the Note or related loan documents as they become due with respect to this loan and any renewals and extensions of this loan, and shall keep such deposit account in good standing at all times. This authorization shall remain in full force and effect until discontinued by Lender, or until written revocation from Borrower has been received and processed by Lender at the address of Lender set out in the "PREPAYMENT" or "PREPAYMENT PENALTY" paragraph of the Promissory Note. If this authorization is revoked, or if the account is not maintained in good standing, or if Lender is not able to collect such amounts from the account as they become due for any reason, then Lender may increase the pre-maturity interest rate applicable to this Credit immediately and without notice by one quarter percent (1/4%).

PRIMARY DEPOSIT ACCOUNT. Borrower agrees to maintain Borrower's primary deposit account with Lender or any banking affiliate of Lender and keep such account at all times in good standing. If Borrower does not maintain in a separate deposit account for its operations, but rather its operations are primarily administered through a deposit account of Borrower's parent or affiliate, then Borrower agrees to cause such parent or affiliate to maintain its primary deposit account with Lender or any banking affiliate of Lender. As used herein, "primary deposit account" means the deposit account into which substantially all of the receipts from the operations of Borrower, or of Borrower's parent or affiliate if applicable, are deposited and from which substantially all of its disbursements for its operations are made.

EXTENSION AND RENEWAL. Lender may, at Lender's discretion, renew or extend this Note by written notice to Borrower. Such renewal or extension will be effective as of the maturity date of this Note, and may be conditioned among other things on modification of Borrower's obligations hereunder, including but not limited to a decrease in the amount available under this Note, an increase in the interest rate applicable to this Note and/or payment of a fee for such renewal or extension Borrower will be deemed to have accepted the terms of such extensions and renewals if Borrower does not deliver to Lender written rejection of such renewal or extension within 10 days following the date of the written notice of such changes, or if Borrower draws additional funds following receipt of such notice. After any renewal or extension of Borrower's obligations under this Note, the term "maturity date" as used in this Note will mean the new maturity date set forth in the written notice of extension or renewal of this Note. The Note may be modified, extended and renewed repeatedly in this manner.

LINE ADVANCES. Notwithstanding anything to the contrary, requests for advances communicated to any office of Lender by any person believed by Lender in good faith to be authorized to make the request, whether written, verbal, telephonic or electronic, may be acted upon by Lender, and Borrower will be liable for sums advanced by Lender pursuant to such request. Such requests for advances shall be deemed authorized by Borrower, and Lender shall not be liable for such advances made in good faith, and with respect to advances deposited to the credit of any deposit account of Borrower, such advances, when so deposited, shall be conclusively presumed to have been made to or for the benefit of Borrower regardless of the fact that persons other than those authorized to request advances may have authority to draw against such account.

Lender may in its discretion allow Borrower to request and receive advances even if applicable loan conditions are not satisfied, and/or the advance results in violation of loan agreements or covenants, and even though the advance may cause the principal balance to exceed the maximum principal amount of the Note. In such cases, Lender shall not be deemed to have waived such loan conditions, requirements or covenants, and Lender may strictly enforce all such loan conditions, requirements and covenants at any time in its discretion. If at any time the outstanding balance of the Note should exceed the maximum principal amount available to Borrower under the Note, then Lender may require Borrower to immediately make a payment in an amount sufficient to reduce the principal balance to an amount which does not exceed said maximum principal amount.

Borrower agrees to indemnify and hold Lender harmless from and against all damages, liabilities, costs and expenses (including attorney's fees) arising out of any claim by Borrower or any third party against Lender in connection with Lender's performance of advances as described above.

CREDIT BUREAU INQUIRIES. The parties hereto, and each individual signing below in a representative capacity, agree that Lender may obtain business and/or personal credit reports and tax returns on each of them in their individual capacities.

APPLICATION OF PAYMENTS. Notwithstanding the application of payment provided in the Payment section of this Note, unless otherwise agreed, all sums received from Borrower may be applied to interest, fees, principal, or any other amounts due to Lender in any order at Lender's sole discretion. If a final payment amount is set out in the Payment section of this Note, Borrower understands that it is an estimate, and that the actual final payment amount will depend upon when payments are received and other factors.

PROMISSORY NOTE
Loan No: 7657418442	(Continued)	Page 4

DEFAULT RATE. At Lender's option and without prior notice, upon default or at any time during the pendency of any event of default under the Note or any related loan documents, Lender may impose a default rate of interest (the "Default Rate") equal to the pre-default interest rate plus four percent per annum, not to exceed the maximum lawful rate. If the pre-default rate is a floating or adjustable rate based upon an Index, it will continue to float or adjust on the same periodic schedule, and the Default Rate will be a variable rate per annum equal to the applicable Index plus the pre-default margin plus four percent, not to exceed the maximum lawful rate. The Default Rate shall remain in effect until the default has been cured and that fact has been communicated to and confirmed by Lender. Lender may, from time to time in its discretion, adjust or reamortize payments to take into account changes in the interest rate. Lender shall give written notice to Borrower of Lender's imposition of the Default Rate, except that if the Note is not paid at maturity, Lender may impose the Default Rate from the maturity date to the date paid in full without notice. Lender's imposition of the Default Rate shall not constitute an election of remedies or otherwise limit Lender's rights concerning other remedies available to Lender as a result of the occurrence of an event of default. In the event of a conflict between the provisions of this paragraph and any other provision of the Note or any related agreement, the provisions of this paragraph shall control. If a default rate is prohibited by applicable law, then the pre-default rate (including periodic rate adjustments for floating or adjustable rates) shall continue to apply after default or maturity.

FURTHER ASSURANCES. The undersigned agrees to (i) do all things deemed necessary by Lender in order to fully document the loan evidenced by the Note and any related agreements, and will fully cooperate concerning the execution and delivery of security agreements, stock powers, instructions and/or other documents pertaining to any collateral intended to secure the Indebtedness, (ii) assist in the cure of any defects in the execution, delivery or substance of the Note and related agreements, and in the creation and perfection of any liens, security interests or other collateral rights securing the Note, and (iii) pay Lender immediately upon demand the full amount of all charges, costs and expenses (to include fees paid to third parties) expended or incurred by Lender to monitor Lender's interest in any real or personal property pledged as collateral for the Note, including without limitation all costs of appraisals.

CONSENT TO SELL LOAN. The parties hereto agree: (a) Lender may sell or transfer all or part of this loan to one or more purchasers, whether related or unrelated to Lender, without notice and without the consent of the parties; (b) Lender may provide to any purchaser, or potential purchaser, any information or knowledge Lender may have about the parties or about any other matter relating to this loan obligation, without notice, and the parties waive any rights to privacy it may have with respect to such matters; (c) the purchaser of a loan will be considered its absolute owner and will have all the rights granted under the loan documents or agreements governing the sale of the loan; (d) the purchaser of a loan may enforce its interests irrespective of any claims or defenses that the parties may have against Lender; and (e) to waive all notices of sale of the loan, as well as all notices of any repurchase, and all rights of offset or counterclaim that the parties have now or later against Lender or against any purchaser of the loan.

FACSIMILE AND COUNTERPART. This document may be signed in any number of separate copies, each of which shall be effective as an original, but all of which taken together shall constitute a single document. An electronic transmission or other facsimile of this document or any related document shall be deemed an original and shall be admissible as evidence of the document and the signer's execution.

DOCUMENT DELIVERY AND ELECTRONIC TRANSMISSION OF DOCUMENTS. Each party or person signing this agreement (referred to in this paragraph as "you") agrees that Lender may, in its sole discretion, rely upon any document, report, financial statement, tax return, agreement or other communication ("Document") physically delivered to Lender by mail, hand delivery or delivery service which Lender in good faith believed was sent by you or any of your representatives or employees. Similarly, Lender may, in its sole discretion, rely upon any Document sent by email, facsimile or other electronic means to Lender which Lender in good faith believed was sent by you or any of your representatives or employees. Lender may treat the Document as genuine and authorized to the same extent as if it was an original document validly executed or authenticated as genuine by you. Lender may from time to time in its sole discretion reject any such Document and require a signed original, or require you to provide acceptable authentication of any such Document before accepting or relying on same. You understand and acknowledge that there is a risk that Documents sent by electronic means may be viewed or received by unauthorized persons, and you agree that by sending Documents by electronic means, you shall be deemed to have accepted this risk and the consequences of any such unauthorized disclosure.

COMMUNITY AND OTHER PROPERTY. In addition to the rights of Lender under any applicable community property laws, Borrower, Guarantor or Grantor who is a Married Person and who has an interest in marital or community property under applicable law acknowledges and agrees that his/her obligation as a Borrower, Guarantor or Grantor is incurred in the interest of and to benefit the marital community (or domestic partnership, if applicable), and expressly agrees that recourse may be had against his or her separate property and his or her rights in community property and community assets for all of his or her obligations to Lender, in addition to any other property that may be subject to rights of Lender. Borrower and Guarantor also agree not to, without Lender's prior written consent, enter into any community property agreement which alters the separate or community property character of any of such party's property. For the purpose of this provision, "Married Person" means a person in a spousal relationship and shall include parties to a duly registered and/or legally recognized same-sex civil union, domestic partnership, and other terms, whether or not gender-specific in a spousal relationship, that denote spousal relationship, as those terms are used throughout the laws, codes and regulations of states and/or jurisdictions that recognize legally married same-sex couples, civil unions and/or domestic partnerships, and any references herein to a married person or marital status shall be deemed to also include the applicable corresponding term, or other reference relating to a party to a civil union or domestic partnership. To the extent this provision may conflict with another provision of this Guaranty that other provision shall control.

SECURITY INTEREST AND RIGHT OF SETOFF. In addition to all liens upon and rights of setoff arising by law, Borrower pledges and grants to Lender as security for Borrower's indebtedness and obligations under the Note (excluding any consumer obligations subject to the Federal Truth In Lending Act) a security interest and lien upon all monies, securities, securities accounts, brokerage accounts, deposit accounts and other property of Borrower now or hereafter in the possession of or on deposit with Lender or any Wells Fargo affiliate, whether held in a general or special account or for safekeeping or otherwise, excluding however all IRA and Keogh accounts. No security interest, lien or right of setoff will be deemed to have been waived by any act or conduct on the part of Lender, or by any neglect to exercise such right, or by any delay in so doing, and every right of setoff, lien and security interest will continue in full force and effect until specifically waived or released by Lender in writing.

LOAN FEE AUTHORIZATION. Borrower shall pay to Lender any and all fees as specified in the "Disbursement Request and Authorization" executed by Borrower in connection with this Note. Such fees are non-refundable and shall be due and payable in full immediately upon Borrower's execution of this Note.

PROMISSORY NOTE
Loan No: 7657418442	(Continued)	Page 5

ADDITIONAL EVENTS OF DEFAULT. In addition to the Events of Default described herein, the following shall be an Event of Default if applicable: (i) Borrower, any Guarantor or any grantor of collateral fails to comply with any terms or conditions of any agreement with Lender or any Wells Fargo Affiliate; (ii) Borrower or any Guarantor revokes or disputes the validity of any of its liabilities or obligations under any Note, related agreement, or any other agreement with Lender or any Wells Fargo Affiliate; (iii) any change in ownership of an aggregate of twenty-five percent (25%) or more of the common stock, members' equity or other ownership interest in Borrower or any general partner of Borrower or any Guarantor, (iv) the withdrawal, resignation or expulsion of any one or more of the general partners in Borrower or any Guarantor with an aggregate ownership interest in Borrower or such Guarantor of twenty-five percent (25%) or more; or (v) Borrower or any Guarantor or any chairman, CEO, CFO, president, manager or general partner of Borrower or any Guarantor, nor any officer, member, or shareholder with an ownership interest of 25% or more of Borrower or any Guarantor, has been or is convicted of a felony. For purposes of this provision Wells Fargo Affiliate shall mean Wells Fargo & Company and any present or future subsidiary of Wells Fargo & Company.

EXECUTION OF DOCUMENTS, CONSULTATION WITH COUNSEL. Each party hereto acknowledges and agrees that he/she/it has had an opportunity to review and consider the terms and provisions of this agreement and each related loan document, to consult with counsel of his/her/its choice, if desired, and to suggest changes to the structure and terms of the agreements. Each party hereto warrants and agrees that his/her/its execution of this agreement and any related loan documents is made voluntarily and with full knowledge of the significance and effect of such agreements.

ARBITRATION AGREEMENT. Arbitration - Binding Arbitration. Lender and each party to this agreement hereby agree, upon demand by any party, to submit any Dispute to binding arbitration in accordance with the terms of this Arbitration Program. Arbitration may be demanded before the institution of a judicial proceeding, or during a judicial proceeding, but not more than 60 days after service of a complaint, third party complaint, cross-claim, or any answer thereto, or any amendment to any of such pleadings. A "Dispute" shall include any dispute, claim or controversy of any kind, whether in contract or in tort, legal or equitable, now existing or hereafter arising, relating in any way to any aspect of this agreement, or any related note, instrument or agreement incorporating this Arbitration Program (the "Documents"), or any renewal, extension, modification or refinancing of any indebtedness or obligation relating thereto, including without limitation, their negotiation, execution, collateralization, administration, repayment, modification, extension, substitution, formation, inducement, enforcement, default or termination, or any request for additional credit. This provision is a material inducement for the parties entering into the transactions relating to this Agreement. In the event of a court ordered arbitration, the party requesting arbitration shall be responsible for timely filing the demand for arbitration and paying the appropriate filing fee within 30 days of the abatement order or the time specified by the court; the party's failure to do so shall result in that party's right to demand arbitration being automatically terminated with respect to such Dispute. DISPUTES SUBMITTED TO ARBITRATION ARE NOT RESOLVED IN COURT BY A JUDGE OR JURY. TO THE EXTENT ALLOWED BY APPLICABLE LAW, THE PARTIES IRREVOCABLY AND VOLUNTARILY WAIVE ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY DISPUTE ARBITRATED PURSUANT TO THIS ARBITRATION PROGRAM.

A.     Governing Rules. Any arbitration proceeding will (i) be governed by the Federal Arbitration Act (Title 9 of the United States Code), notwithstanding any conflicting choice of law provision in any of the document between the parties; and (ii) be conducted by the American Arbitration Association ("AAA"), or such other administrator as the parties shall mutually agree upon, in accordance with the AAA's commercial dispute resolution procedures, unless the claim or counterclaim is at least $1,000,000.00 exclusive of claimed interest, arbitration fees and costs, in which case the arbitration shall be conducted in accordance with the AAA's optional procedures for large, complex commercial disputes (the commercial dispute resolution procedures or the optional procedures for large, complex commercial disputes are referred to herein, as applicable, as the "Rules"). If there is any inconsistency between the terms hereof and the Rules, the terms and procedures set forth herein shall control. Arbitration proceedings hereunder shall be conducted at a location mutually agreeable to the parties, or if they cannot agree, then at a location selected by the AAA in the state of the applicable substantive law primarily governing the Note. Any party who fails or refuses to submit to arbitration following a demand by any other party shall bear all costs and expenses incurred by such other party in compelling arbitration of any Dispute. The arbitrator shall award all costs and expenses of the arbitration proceeding.

B.     No Waiver of Provisional Remedies. Self-Help and Foreclosure. The arbitration requirement does not limit the right of any party to (i) foreclose against real or personal property collateral; (ii) exercise self-help remedies relating to collateral or proceeds of collateral such as setoff or repossession; or (iii) obtain provisional or ancillary remedies such as replevin, injunctive relief, attachment or the appointment of a receiver, before during or after the pendency of any arbitration proceeding. This exclusion does not constitute a waiver of the right or obligation of any party to submit any Dispute to arbitration or reference hereunder, including those arising from the exercise of the actions detailed in sections (i), (ii) and (iii) of this paragraph.

C.     Arbitrator Qualifications and Powers. Any arbitration proceeding in which the amount in controversy is $5,000,000.00 or less will be decided by a single arbitrator selected according to the Rules, and who shall not render an award of greater than $5,000,000.00. Any Dispute in which the amount in controversy exceeds $5,000,000.00 shall be decided by majority vote of a panel of three arbitrators; provided however, that all three arbitrators must actively participate in all hearings and deliberations. Every arbitrator shall be a neutral practicing attorney or a retired member of the state or federal judiciary, in either case with a minimum of ten years experience in the substantive law applicable to the subject matter of the Dispute. The arbitrator will determine whether or not an issue is arbitratable and will give effect to the statutes of limitation in determining any claim. In any arbitration proceeding the arbitrator will decide (by documents only or with a hearing at the arbitrator's discretion) any pre-hearing motions which are similar to motions to dismiss for failure to state a claim or motions for summary adjudication. The arbitrator shall resolve all Disputes in accordance with the applicable substantive law and may grant any remedy or relief that a court of such state could order or grant within the scope hereof and such ancillary relief as is necessary to make effective any award. The arbitrator shall also have the power to award recovery of all costs and fees, to impose sanctions and to take such other action as the arbitrator deems necessary to the same extent a judge could pursuant to the Federal Rules of Civil Procedure, the applicable state rules of civil procedure, or other applicable law. Judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction. The institution and maintenance of an action for judicial relief or pursuit of a provisional or ancillary remedy shall not constitute a waiver of the right of any party, including the plaintiff, to submit the controversy or claim to arbitration if any other party contests such action for judicial relief.

D.     Discovery. In any arbitration proceeding discovery will be permitted in accordance with the Rules. All discovery shall be expressly limited to matters directly relevant to the Dispute being arbitrated and must be completed no later than 20 days before the hearing date. Any requests for an extension of the discovery periods, or any discovery disputes, will be subject to final determination by the arbitrator upon a showing that the request for discovery is essential for the party's presentation and that no alternative means for obtaining information is available.

PROMISSORY NOTE
Loan No: 7657418442	(Continued)	Page 6

E.     Class Proceedings and Consolidations. No party hereto shall be entitled to join or consolidate disputes by or against others in any arbitration, except parties to this agreement, or any contract, instrument or document relating to this agreement, or to include in any arbitration any dispute as a representative or member of a class, or to act in any arbitration in the interest of the general public or in a private attorney general capacity.

F.     Small Claims Court. Any party may require that a Dispute be resolved in Small Claims Court if the Dispute and related claims are fully within that court's jurisdiction.

G.     Real Property Collateral. Notwithstanding anything herein to the contrary,' no Dispute shall be submitted to arbitration if the Dispute concerns indebtedness secured directly or indirectly, in whole or in part, by any real property and the Dispute is governed by the laws of California, Connecticut, Idaho, Kansas, Montana, Nevada, South Dakota, Virginia or Utah, unless any conditions for arbitration that may be set forth in the mortgage or deed of trust are satisfied; if any such Disputes are not referred to arbitration, then any provision in such mortgage or deed of trust providing for referral of Disputes to a referee or master under the laws of California, Connecticut, Idaho, Kansas, Montana, Nevada, South Dakota, Virginia or Utah shall be applicable to such Disputes.

H.     State Specific Provisions,

If Delaware, Pennsylvania or Virginia law governs the Dispute, the following provision is applicable if there is a Confession of Judgment in the Note, any Guaranty, or Related Documents: Confession of Judgment. Notwithstanding anything herein to the contrary, the arbitration requirement does not limit or preclude the right of Lender to confess judgment pursuant to a warrant of attorney provision set forth in the Note, any Guaranty, or Related Documents. No party shall have the right to demand binding arbitration of any claim, dispute or controversy seeking to (i) strike-off or open a judgment obtained by confession pursuant to a warrant of attorney contained in the Note, any Guaranty, or Related Documents, or (ii) challenge the waiver of a right to prior notice and a hearing before judgment is entered, or after judgment is entered, but before execution upon the judgment. Any claims, disputes or controversies challenging the confession of judgment shall be commenced and prosecuted in accordance with the procedures set forth, and in the forum specified by the applicable state rules of civil procedure or other applicable law.

If Maryland law governs the Dispute, the following provision is applicable if there is a Confession of Judgment in the Note, any Guaranty, or Related Documents: Confession of Judgment. Notwithstanding anything herein to the contrary, the arbitration requirement does not limit or preclude the right of Lender to confess judgment, and no party shall have the right to demand binding arbitration of any claim, dispute or controversy seeking to open a judgment obtained by confession. Nothing herein, including the arbitration requirement, shall limit the right of any party to foreclose judicially or non-judicially against any real or personal property collateral, or exercise judicial or non-judicial power of sale rights. No provision regarding submission to a jurisdiction and/or venue in any court or the waiver of any right to trial by jury is intended or shall be construed to be in derogation of the provisions for arbitration of any dispute. Any claim or counterclaim or defense raised in connection with Lender's exercise of any rights set forth in the Note, any Guaranty, or Related Documents shall be subject to the arbitration requirement.

If South Carolina law governs the Dispute, the following provision is included: WAIVER OF JURY TRIAL. NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, WITHOUT INTENDING IN ANY WAY TO LIMIT THE PARTIES' AGREEMENT TO ARBITRATE ANY DISPUTE AS SET FORTH IN THIS MORTGAGE, TO THE EXTENT ANY DISPUTE IS NOT SUBMITTED TO ARBITRATION OR IS DEEMED BY THE ARBITRATOR OR BY ANY COURT WITH JURISDICTION TO BE NOT ARBITRABLE OR NOT REQUIRED TO BE ARBITRATED, MORTGAGOR AND MORTGAGEE WAIVE TRIAL BY JURY IN RESPECT OF ANY SUCH DISPUTE AND ANY ACTION ON SUCH DISPUTE. THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY MADE BY MORTGAGOR AND MORTGAGEE, AND MORTGAGOR AND MORTGAGEE HEREBY REPRESENT THAT NO REPRESENTATIONS OF FACT OR OPINION HAVE BEEN MADE BY ANY PERSON OR ENTITY TO INDUCE THIS WAIVER OF TRIAL BY JURY OR TO IN ANY WAY MODIFY OR NULLIFY ITS EFFECT. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES ENTERING INTO THE LOAN DOCUMENTS. MORTGAGOR AND MORTGAGEE ARE EACH HEREBY AUTHORIZED TO FILE A COPY OF THIS SECTION IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER OF JURY TRIAL MORTGAGOR FURTHER REPRESENTS AND WARRANTS THAT IT HAS BEEN REPRESENTED IN THE SIGNING OF THIS MORTGAGE AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, OR HAS HAD THE OPPORTUNITY TO BE REPRESENTED BY INDEPENDENT LEGAL COUNSEL SELECTED OF ITS OWN FREE WILL, AND THAT IT HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL.

I.     Miscellaneous. To the maximum extent practicable, the AAA, the arbitrators and the parties shall take all action required to conclude any arbitration proceeding within 180 days of the filing of the Dispute with the AAA. No arbitrator or other party to an arbitration proceeding may disclose the existence, content or results thereof, except for disclosures of information by a party required in the ordinary course of its business or by applicable law or regulation. If more than one agreement for arbitration by or between the parties potentially applies to a Dispute, the arbitration provision most directly related to the documents between the parties or the subject matter of the Dispute shall control. This arbitration provision shall survive the repayment of the Note and the termination, amendment or expiration of any of the Documents or any relationship between the parties.

SUCCESSOR INTERESTS. The terms of this Note shall be binding upon Borrower, and upon Borrower's heirs, personal representatives, successors and assigns, and shall inure to the benefit of Lender and its successors and assigns.

PROMISSORY NOTE
Loan No: 7657418442	(Continued)	Page 7

GENERAL PROVISIONS. If any part of this Note cannot be enforced, this fact will not affect the rest of the Note. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive presentment, demand for payment; and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made. The obligations under this Note are joint and several.

PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. BORROWER AGREES TO THE TERMS OF THE NOTE.

BORROWER ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THIS PROMISSORY NOTE

BORROWER:

ROCKY MOUNTAIN CHOCOLATE FACTORY, INC.

By:	/s/ Bryan Merryman
Bryan Merryman, CFO/COO of Rocky Mountain
Chocolate Factory, Inc.